UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 4th, 2013

Commission File Number: 001-34858

PARADIGM RESOURCE MANAGEMENT CORP.

(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	98-0568076 (I.R.S. Employer Identification No.)

1900 South Norfolk Street, Suite 350

San Mateo, California 94403 U.S.A
(Address of principal executive offices)

13520 Oriental St

Rockville, Md 20853

(Former Address)

Tel: (650) 577-5933

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 4th, 2013, the Company entered into an Amended Agreement with AMSA Development Technology Co Ltd which Amends the previously executed Agreement between the two companies of July 24th, 2013, by allowing increased Option rights to acquire shares in the Company and of Toss Plasma Technologies Ltd. Other than these increased Option rights, no other elements of the Agreement were changed or affected.

ITEM 9.01 EXHIBITS.

10.1           Amended Agreement with AMSA Development Technology Co Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM RESOURCE MANAGEMENT CORP.

	By:		/s/ Takanori Ozaki
December 4th, 2013		Name:	Takanori Ozaki
		Title:	Director, Chief Executive Officer